SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2003

HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

700 State Route 46 East
Batesville, Indiana		47006-8835
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit.

99 Press release dated September 22, 2003 issued by the Company.

Item 9. REGULATION FD DISCLOSURE.

     On September 22, 2003, the Company announced revised earnings per share guidance for the fourth quarter and full year ended September 30, 2003. This announcement is more fully described in the press release filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE:	September 24, 2003	BY:	/s/ Scott K. Sorensen

Scott K. Sorensen Vice President and Chief Financial Officer

DATE:	September 24, 2003	BY:	/s/ Gregory N. Miller

Gregory N. Miller Vice President – Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press release dated September 22, 2003 issued by the Company.

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